[LOGO] ACCESS FINANCIAL


                               [LETTERHEAD]



                           ACCESS FINANCIAL CORP.

     The undersigned certifies that he/she is a Servicing Officer of Access Financial Corp., a Delaware corporation (the "company"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1996 between Access Financial Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, Cargill Financial Services Corporation, as Sponsor and The Bank of New York, as Trustee of the Trust (the "Trustee") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Monthly Report for the period 06/01/96 to 06/30/96 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement.

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred; and

     3. As of the close of the most recent Collection Period, the weighted average number of months in inventory of all non-liquidated Manufactured Homes is "0.0".

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1996.




                                       ACCESS FINANCIAL CORP.



                                       By:  /s/ Diane R. Estep
                                           ------------------------------------
                                           Name:  Diane R. Estep
                                           Title: Assistant Secretary

1996-1
Month-end: 06/30/96

              MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  PASS-THROUGH CERTIFICATES, SERIES 1996-1


                   Distribution Date:           7/15/96

             Amount reimbursable to the Servicer                      0.00
                                                         ----------------------

SENIOR CERTIFICATES

     1 (a)   Amount Available (including Monthly
             Servicing Fee)                                   1,925,077.85
                                                         ----------------------
       (b)   Class A-6 Interest Deficiency Amount
             (if any) and Class B-1 Interest Deficiency
             Amount (if any) withdrawn for prior
             Remittance Date                                          0.00
                                                         ----------------------
       (c)   Amount Available after giving effect to
             withdrawal of Class A-6 Interest Deficiency
             Amount and Class B-1 Interest Deficiency
             Amount for prior Remittance Date                 1,925,077.85
                                                         ----------------------

Interest

     2 Aggregate Interest (total):                              685,077.06
                                                         ----------------------

       (a)   Class A-1 Remittance Rate                   6.4
                                                         ----------------------
       (b)   Class A-1 Interest                                 174,287.04
                                                         ----------------------
       (c)   Class A-2 Remittance Rate                   6.75
                                                         ----------------------
       (d)   Class A-2 Interest                                 148,275.00
                                                         ----------------------
       (e)   Class A-3 Remittance Rate                   6.975
                                                         ----------------------
       (f)   Class A-3 Interest                                 138,697.88
                                                         ----------------------
       (g)   Class A-4 Remittance Rate                   7.30
                                                         ----------------------
       (h)   Class A-4 Interest                                  73,699.58
                                                         ----------------------
       (i)   Class A-5 Remittance Rate                   7.575
                                                         ----------------------
       (j)   Class A-5 Interest                                 150,117.56
                                                         ----------------------

     3 Amount applied to:
       (a)   Unpaid Senior Interest Shortfall                         0.00
                                                         ----------------------
     4 Remaining:
       (a)   Unpaid Senior Interest Shortfall                         0.00
                                                         ----------------------


                                    Page 1


Principal                                           Count
        Prior Period Ending Scheduled Balance       5,653     161,488,202.63
                                                  -----------------------------
     5 Formula Principal Distribution Amount:
   (a) Scheduled principal                                        244,899.71
                                                         ----------------------
   (b) Principal Prepayments (PIF & Curtailments)      (3)         57,392.35
                                                  -----------------------------
   (c) Liquidated Contracts                             0               0.00
                                                  -----------------------------
   (d) Repurchases (Principal)                         (6)        215,917.80
                                                  -----------------------------
   (e) Accelerated Principal                                      438,599.63
                                                         ----------------------
                                                                  956,809.49
                                                         ----------------------
     6 Pool Count/Scheduled Principal Balance       5,644     160,969,992.77
                                                  -----------------------------
     7 Unpaid Senior Principal Shortfall (if any)
       following prior Remittance Date                                  0.00
                                                         ----------------------
     8 Senior Percentage for such Remittance Date
       (Until Class B Cross-Over Date, and on each
       Remittance Date thereafter unless each Class B
       Principal Distribution Test is satisfied, equals
       Senior Principal Balance divided by Pool
       Scheduled Principal Balance)                      100.00
                                                         ----------------------
     9 Senior Percentage for the following
       Remittance Date                                   100.00
                                                         ----------------------
    10 Senior principal distribution:
       (a)  Class A-1                                             956,809.49
                                                         ----------------------
       (b)  Class A-2                                                   0.00
                                                         ----------------------
       (c)  Class A-3                                                   0.00
                                                         ----------------------
       (d)  Class A-4                                                   0.00
                                                         ----------------------
       (e)  Class A-5                                                   0.00
                                                         ----------------------

    11 (a)  Class A-1 Ending Principal Balance                 31,722,010.02
                                                         ----------------------
       (b)  Class A-2 Ending Principal Balance                 26,360,000.00
                                                         ----------------------
       (c)  Class A-3 Ending Principal Balance                 23,862,000.00
                                                         ----------------------
       (d)  Class A-4 Ending Principal Balance                 12,115,000.00
                                                         ----------------------
       (e)  Class A-5 Ending Principal Balance                 23,781,000.00
                                                         ----------------------
    12 Unpaid Senior Principal Shortfall (if any)
       following current Remittance Date                                0.00
                                                         ----------------------

CLASS A-6 CERTIFICATES
     13 Class A-6 Amount Available                                                         283,191.30
                                                                            ---------------------------
Interest

     14 Aggregate Interest
        (a) Class A-6 Remittance Rate ( % unless Weighted Average
            Contract Rate is below  %)                                        7.975
                                                                            ---------------------------
        (b) Class A-6 Interest                                                              84,827.42
                                                                            ---------------------------
     15 Amount applied to Unpaid Class A-6 Interest Shortfall                                    0.00
                                                                            ---------------------------
     16 Amount applied to Class A-6 Interest Deficiency Amount                                   0.00
                                                                            ---------------------------
     17 Remaining unpaid Class A-6 Interest Deficiency Amount                                    0.00
                                                                            ---------------------------
     18 Remaining Unpaid Class A-6 Interest Shortfall                                            0.00
                                                                            ---------------------------

Principal

     19 Formula Principal Distribution Amount (total):                                           0.00
                                                                            ---------------------------
        (a) Scheduled principal                                                                  0.00
                                                                            ---------------------------
        (b) Principal Prepayments                                                                0.00
                                                                            ---------------------------
        (c) Liquidated Contracts                                                                 0.00
                                                                            ---------------------------
        (d) Repurchases                                                                          0.00
                                                                            ---------------------------
        (e) Accelerated Principal                                                                0.00
                                                                            ---------------------------

     20 Pool Scheduled Principal Balance                                               160,969,992.77
                                                                            ---------------------------
     21 Class A-6 Percentage after prior Remittance Date                      0.00
                                                                            ---------------------------
     22 Class A-6 Percentage for such Remittance Date                         0.00
                                                                            ---------------------------
     23 Class A-6 Percentage for the following Remittance Date                0.00
                                                                            ---------------------------
     24 Class A-6 principal distribution:
        (a) Class A-6 (current)                                                                  0.00
                                                                            ---------------------------
        (b) Unpaid Class A-6 Principal Shortfall (if any) following
            prior Remittance Date                                                                0.00
                                                                            ---------------------------
     25 Unpaid Class A-6 Principal Shortfall (if any) following current
        Remittance Date                                                                          0.00
                                                                            ---------------------------
        Class A-6 Principal Balance                                                     12,764,000.00
                                                                            ---------------------------

Class B Principal Distribution Tests (tests must be satisfied on or
after the Remittance Date occurring in June 1999)                                     n/a
                                                                            ---------------------------


                                   Page 3



     26 Average Sixty-Day Delinquency Ratio Test
        (a) Sixty-Day Delinquency Ratio for current Remittance Date                              1.05%
                                                                            ---------------------------
        (b) Average Sixty-Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
            may not exceed 5%)                                                                   0.71%
                                                                            ---------------------------

     27 Average Thirty-Day Delinquency Ratio Test
        (a) Thirty-Day Delinquency Ratio for current Remittance Date                             4.69%
                                                                            ---------------------------
        (b) Average Thirty-Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months; may
            not exceed 7%)                                                                       3.41%
                                                                            ---------------------------

     28 Cumulative Realized Losses Test
        (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 7% from June 1, 2000 to May 31, 2001, 8% from June 1,
            2001 to May 31, 2002, 9% from June 1, 2002 and thereafter)                           0.00%
                                                                            ---------------------------

                                                                                                 0.00
                                                                            ---------------------------

     29 Current Realized Losses Test
        (a) Current Realized Losses for current Remittance Date                                  0.00
                                                                            ---------------------------

        (b) Current Realized Loss Ratio (total Realized Losses during the 12 immediately preceding Collection Period, divided by the arithmetic average of Pool Scheduled Balances as of the preceding Collecting Period and the Pool Scheduled Balance as
            of the last day of the immediately preceding Collection
            Period; may not exceed 2.75%)                                                        0.00%
                                                                            ---------------------------

     30 Class B Principal Balance Test
        (a) Class B Principal Balance will be considered satisfied for any Remittance Date, that the sum of the Class B Principal
            Balance and the Overcollateralization Amount as of such
            Remittance Date, before giving effect to distributions on
            such Remittance Date, is greater than or equal to $3,239,614.               29,927,383.12
                                                                            ---------------------------

                                   Page 4


1996-1
Month-end: 06/30/96

CLASS B-1 CERTIFICATES

     31 Amount Available less the Senior Distribution Amount
        and Class A-6 Distribution Amount                                                   198,363.89
                                                                            ---------------------------

Interest

     32 Class B-1 Remittance Rate                                             8.040
                                                                            ---------------------------
     33 Class B-1 Interest                                                                 117,591.70
                                                                            ---------------------------
     34 Current Interest                                                                   117,591.70
                                                                            ---------------------------
     35 Amount applied to Unpaid Class B-1 Interest Shortfall                                    0.00
                                                                            ---------------------------
     36 Amount applied to Class B-1 Interest Deficiency Amount                                   0.00
                                                                            ---------------------------
     37 Remaining unpaid Class B-1 Interest Deficiency Amount                                    0.00
                                                                            ---------------------------
     38 Remaining Unpaid Class B-1 Interest Shortfall                                            0.00
                                                                            ---------------------------

Principal

     39 Unpaid Class B-1 Principal Shortfall (if any) following
        prior Remittance Date                                                                    0.00
                                                                            ---------------------------
     40 (a) Class B Percentage for such Remittance Date (until
            Class B Cross-over Date, and on each Remittance Date
            thereafter unless each Class B Principal Distribution
            Test is satisfied, equals zero. Thereafter, if each
            Class B Principal Distribution Test is satisfied,
            equals 100% minus Senior Percentage)                              0.00
                                                                            ---------------------------
        (b) Class B Percentage for the following Remittance Date              0.00
                                                                            ---------------------------

     41 Current Principal (Class B Percentage of Formula Principal
        Distribution Amount)                                                                     0.00
                                                                            ---------------------------
     42 (a) Class B-1 Principal Shortfall                                                        0.00
                                                                            ---------------------------
        (b) Unpaid Class B-1 Principal Shortfall                                                 0.00
                                                                            ---------------------------
     43 Class B Principal Balance                                                       27,124,000.00
                                                                            ---------------------------
     44 Class B-1 Principal Balance                                                     17,551,000.00
                                                                            ---------------------------

                                 Page 5

CLASS B-2 CERTIFICATES
     45 Remaining Amount Available                               80,772.19
                                                          --------------------

Interest

     46 Class B-2 Remittance Rate (     %, unless         10.125
        Weighted Average Contract Rate is less than    %) --------------------

     47 Class B-2 Interest                                       80,772.19
                                                          --------------------
     48 Current Interest                                         80,772.19
                                                          --------------------
     49 Amount applied to Unpaid Class B-2 Interest
        Shortfall                                                     0.00
                                                          --------------------
     50 Remaining Unpaid Class B-2 Interest                           0.00
        Shortfall                                         --------------------

Principal

     51 Unpaid Class B-2 Principal Shortfall (if                      0.00
        any) following prior Remittance Date              --------------------

     52 Class B-2 Principal Liquidation Loss
        Amount                                                        0.00
                                                          --------------------
     53 Current principal (zero until Class B-1
        paid down; thereafter, Class B Percentage
        of Formula Principal Distribution Amount)                     0.00
                                                          --------------------
     54 Class B-2 Principal Balance                           9,573,000.00
                                                          --------------------

SENIOR, CLASS A-6, CLASS B-1 AND CLASS B-2 CERFIFICATES

Aggregate "Actual" Balances of delinquent Contracts as of "month-end".


     56 30-59 days                                            5,853,094.90
                                                        ----------------------
     57 60 days or more                                       1,690,200.13
                                                        ----------------------
     58 Manufactured Homes repossessed                                   5
                                                        ----------------------
     59 Manufactured Homes repossessed but
        remaining in inventory        (6 repurchased)                    2
                                                        ----------------------
     60 Weighted Average Contract Rate of all
        outstanding Contracts (Note: Does Not include   9.4498556057
        servicing fee.)                                 ----------------------


RESIDUAL CERTIFICATES
   61
   (a) Monthly Servicing Fee (deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company is not
       the Servicer; deducted from funds remaining
       after payment of Senior Distribution Amount,
       Class A-6 Distribution Amount, Class B-1
       Distribution Amount, and Class B-2 Distribution
       Amount, if the Company is the Servicer)                          0.00
                                                        ----------------------
   (b) Monthly interest on certificate account:                         0.00
                                                        ----------------------
CLASS A-6, CLASS B-1, and CLASS B-2 CERTIFICATES
   62  Class A-4 Interest Deficiency on such Remittance
       Date                                                             0.00
                                                        ----------------------
   63  Class B-1 Interest Deficiency on such Remittance
       Date                                                             0.00
                                                        ----------------------
   64  Class B-2 Interest Deficiency on such Remittance
       Date                                                             0.00
                                                        ----------------------

REPOSSESSED CONTRACTS
   65  Repossessed Contracts                                      158,798.73
                                                        ----------------------
   66  Repossessed Contracts Remaining in Inventory
                 (6 repurchases)                                   58,173.52
                                                        ----------------------

ACCELERATED PRINCIPAL CALCULATION
   67  Remaining Amount Available                                       0.00
                                                        ----------------------

   68  Accelerated Principal                                      438,599.63
                                                        ----------------------

RESIDUAL CERTIFICATES
   69  Class "C" Distribution Amount (excess, if any,
       1/12 Weighted Net Contact Rate at beginning x pool
       scheduled balance at beginning MINUS the Certificate
       Interest [A-1 to B-2] Distribution Amount for date.)             0.00
                                                        ----------------------
   70  Release Amount (if B-2 is zero)                                  0.00
                                                        ----------------------
   71  Reimburse Residual Certificate Holder per                        0.00
       Section 10.06 (REMIC Tax Matters)                 ----------------------

   72  Remaining to Residual Holder                                     0.00
                                                        ----------------------



Please contact the Bondholder Relations Department of the Bank of New York at (212)815-2793 with any questions regarding this Statement on your Distribution.

                                       Page 7